UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _)

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Definitive Proxy Statement

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Soliciting Material Pursuant to Section 240.14a-12

MONETTA TRUST
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(Name of Registrant as Specified In Its Charter)

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Monetta Mutual Funds

May 18, 2009

Please vote now to be sure your vote is received in time for the Adjourned Special Meeting of Shareholders.

Please be advised that the Monetta Intermediate Bond Fund has adjourned the May 18, 2009 shareholder meeting because there was not sufficient participation in a vote on the important proposal that affected your fund. This shareholder meeting will be be reconvened on June 1, 2009 at 8:00 am Central Time at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60189. We strongly urge you to cast your vote before the next Shareholder Meeting.

EVERY VOTE COUNTS!

The Fund has made it very easy for you to vote. Choose one of the following methods:

      For more information please contact the Advisor at 1-800-MONETTA (1-800-666-3882), ext. 233.

      For your convenience, please use one of the following methods for casting your vote:

1.

By Telephone.

Please call us toll-free 24 hours a day at the number indicated on your voting card(s).

Enter the control number printed on your proxy card, and follow the recorded instructions.

2.

By Internet.

Visit the web site www.proxyvote.com enter the control number printed on the voting   card(s), and follow the on-line instructions to vote.

      3.   By Mail.

Simply return your signed and dated voting card(s), using the postage-paid envelope provided.

Voting is very important for your investment and the continued success of the Fund.